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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2008

KELLY SERVICES, INC.

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(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762
------------------ (State or other jurisdiction of incorporation)	----------------- (Commission File Number)	------------------- (IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

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(Address of principal executive offices)

(Zip Code)

(248) 362-4444

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(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 21, 2008, Kelly Services, Inc. (“the Company”, “Kelly”) announced the appointment of Patricia Little as executive vice president and chief financial officer. Little, age 48, brings to Kelly more than 20 years of experience with Ford Motor Company (“Ford”), including corporate finance, treasury, financial planning and analysis, audit and management, having most recently served as general auditor of Ford.

Little, whose appointment will be effective July 1, 2008, will succeed Michael Debs, who has served as interim CFO since January. Mr. Debs will continue his role as senior vice president and chief accounting officer.

A copy of the Company’s press release announcing Ms. Little’s appointment was issued on May 21, 2008 and is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

     99.1 Press release dated May 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date:  May 23, 2008

/s/ Daniel T. Lis Daniel T. Lis

Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 21, 2008